SUPPLEMENT DATED FEBRUARY 23, 2009

TO PROSPECTUSES DATED MAY 1, 2008
FOR FUTURITY II AND FUTURITY III

TO PROSPECTUSES DATED MAY 1, 2006
FOR FUTURITY SELECT FOUR PLUS, FUTURITY SELECT INCENTIVE,
FUTURITY SELECT FREEDOM, FUTURITY SELECT SEVEN,
FUTURITY ACCOLADE, FUTURITY FOCUS II, AND FUTURITY SELECT FOUR

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

On February 20, 2009, shares of the PIMCO High Yield Portfolio of the PIMCO Variable Insurance Trust were substituted with shares of the SCSM PIMCO High Yield Fund of the Sun Capital Advisers Trust; shares of the Lord Abbett Growth & Income Portfolio of the Lord Abbett Series Fund were substituted with shares of the SCSM Lord Abbett Growth & Income Fund of the Sun Capital Advisers Trust; and shares of the Lord Abbett Mid-Cap Value Portfolio of the Lord Abbett Series Fund were substituted with shares of the SCSM Goldman Sachs Mid Cap Value Fund of the Sun Capital Advisers Trust pursuant to an order of the Securities and Exchange Commission. The PIMCO High Yield Portfolio, Lord Abbett Growth & Income Portfolio, and the Lord Abbett Mid-Cap Value Portfolio Sub-Accounts are no longer available under your Contract for any purpose.

All references to the PIMCO High Yield Portfolio, Lord Abbett Growth & Income Portfolio and Lord Abbett Mid-Cap Value Portfolio are hereby deleted from each of the prospectuses listed above, effective February 20, 2009.

A current prospectus for the SCSM PIMCO High Yield Fund, SCSM Lord Abbett Growth & Income Fund, and the SCSM Goldman Sachs Mid Cap Value Fund was sent to you prior to the substitution.  You should refer to that prospectus for a complete description of the Fund's investment policies, risks, fees and expenses, and all aspects of its operations.

If any of your Contract Value was automatically transferred because of the Substitution, anytime prior March 23, 2009, you may make one transfer of Contract Value from each Sub-Account investing in the SCSM PIMCO High Yield Fund, SCSM Lord Abbett Growth & Income Fund, and the SCSM Goldman Sachs Mid Cap Value Fund to one or more other Sub-Accounts without being assessed a transfer fee and without that transfer counting against limitations on transfers permitted under your Contract.  In addition, prior to March 23, 2009, Sun Life Assurance Company of Canada (U.S.) will not exercise any rights reserved by it under your Contract to impose restrictions on transfers (other than restrictions on frequent trading, as described in your prospectus).

If you have any questions about the substitutions, please call our Service Center at (800) 752-7215 or write to us at P.O. Box 9133, Wellesley Hills, MA 02481.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Futurity (Accolade, Focus II, Select Four, Select Four Plus,
Select Incentive, Select Freedom, Futurity Select Seven) (US)                                                                                                                                           2009